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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 16, 2003


                            BOK FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


         Oklahoma                    000-19341                   73-1373454
         --------                    ---------                   ----------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


  Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172
               (Address of principal executive offices) (Zip Code)


                         Registrant's telephone number,
                              including area code:
                                 (918) 588-6000


               _____________________N/A___________________________
          (Former name or former address, if changes since last report)

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
                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  Other Events and Regulation FD Disclosure.

     On July 16, 2003, BOK Financial Corporation ("BOK Financial") issued a press release announcing its financial results for the second quarter ended June 30, 2003 ("Press Release"). The full text of the Press Release is attached as
Exhibit 99(a) to this report and is incorporated herein by reference. On July 16, 2003, in connection with BOK Financial's issuance of the Press Release, BOK Financial released financial information related to the three and six months ended June 30, 2003 ("Financial Information"), which includes certain historical financial information relating to BOK Financial. The Financial Information is attached as Exhibit 99(b) to this report and is incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits.

(c)      Exhibits

              99(a) Text of Press Release, dated July 16, 2003, titled "Non-Interest Revenue Bolsters Solid Second Quarter at BOK Financial"

              99(b) Financial Information for the Three and Six Months Ended June 30, 2003



                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            BOK FINANCIAL CORPORATION

                            By:       /s/  Steven E. Nell
                                --------------------------------
                                        Steven E. Nell
                                   Executive Vice President
                                   Chief Financial Officer

Date:  July 16, 2003

                                  Exhibit Index

Exhibit
No.     Description

99(a) Text of Press Release, dated July 16, 2003, titled "Non-Interest Revenue Bolsters Solid Second Quarter at BOK Financial"

99(b)   Financial Information for the Three and Six Months Ended June 30, 2003